UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 24, 2003
                                                       ------------------

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        Maryland                File No. 001-31916               20-0103914
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    (State or Other          (Commission File Number)         (I.R.S. Employer
    Jurisdiction of                                         Identification No.)
     Incorporation)



                 520 Broadhollow Road, Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code: (516) 949-3900
                                                          --------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events
         ------------

            On December 24, 2003, American Home Mortgage Investment Corp. (the "Company") announced that it has filed with the Securities and Exchange Commission a universal shelf registration statement on Form S-3 (the "Registration Statement") for the possible future offer and sale of up to an aggregate of $500 million of common stock, preferred stock, debt securities and/or warrants to purchase common stock and preferred stock. The Company issued a press release on December 24, 2003, announcing the filing of the Registration Statement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)   Exhibits.

         99.1 Press Release, dated December 24, 2003.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICAN HOME MORTGAGE INVESTMENT CORP.



                                       By:  /s/ Michael Strauss
                                          --------------------------------------
                                          Michael Strauss
                                          Chief Executive Officer
                                          & President

Dated:       December 24, 2003

                                  EXHIBIT INDEX



Exhibit No.     Description
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99.1            Press Release, dated December 24, 2003.